                                                                      EXHIBIT 24


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (Nos. 33-30742, 33-35386, 33-55640, 33-78524 and 33-78522).

                                       ARTHUR ANDERSEN LLP


Chattanooga, Tennessee
February 26, 1997